Exhibit 10.14(d)

AMENDMENT NO. 3 TO THE
TRADEMARK LICENSE AGREEMENT

THIS AMENDMENT ND. 3 dated and effective as of May 15, 2006 (this "Amendment") is to the Trademark License Agreement (the "License Agreement") dated April 17, 2000 and Amendment NO. 1 dated May 1, 2002 and Amendment NO. 2 dated December 1, 2004 between The Procter & Gamble Company, an Ohio corporation ("Licensor'"), and Magla Products LLC, a New Jersey limited liability company ("Licensee"),

RECITALS

WHEREAS,Licensor and Licensee have entered into the License Agreement; and

WHEREAS,licensor and Licensee each desire to amend certain terms relating to the royalty rates of the License Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Licensor and Licensee hereby agree as follows:

1.	Definitions, Terms defined in the License Agreement and not otherwise defined heroin are used herein as defined in the License Agreement.

2.	Amendments to License Agreement

2.1 Royalties.
Section 8. A. (i) [Royalties) of the License Agreement is hereby amended by replacing with the following:
are used herein as defined in the License Agreement.

A. (i) Royalties
Licensee agrees to pay Licensor 11111111111111 of the Products for sales up to and in excess of the Yearly Sales Projections set forth in Section 8. A (ii) arid (iii) for the period   beginning July 1, 2006 and ending June 30, 2007. Licensee agrees to pay Licensor 1111111111111i   of the Products for the remaining term of the Agreement.

The remainder of Section 8 (A) is not amended and remains in full force and effect.

3.
Effect of Amendments to License Agreement. To the extent the terms and conditions of the License Agreement conflict with the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control and supersede those of the License Agreement.

4.	Remaining Terms and Conditions of License Agreement, Unless amended herein, all other terms and conditions of the License Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date above written.

THE PROCTER & GAMBLE COMPANY		MAGLA PRODUCTS, LLC

By:	/s/ Jeffery D. Weedman	By:	/s/ Jordan Glatt

Jeffery D. Weedman		Jordan Glatt
Vice President External Business Development		President

Date:	June 14, 2006	Date:	6/5/06